Exhibit 99.5

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On November 1, 2023 (the “Closing Date”), RenaissanceRe Holdings Ltd. (“RenaissanceRe” or the “Company”) completed the Validus Acquisition in accordance with the Stock Purchase Agreement, dated May 22, 2023 (as amended, the “Stock Purchase Agreement”), between RenaissanceRe and American International Group, Inc., a Delaware corporation and NYSE-listed company (together with its affiliates and subsidiaries, “AIG”), pursuant to which, upon the terms and subject to the conditions thereof, RenaissanceRe, or one of its subsidiaries, purchased, acquired and accepted from certain subsidiaries of AIG, all of their right, title and interest in the shares of Validus Holdings, Ltd. (“Validus Holdings”), and Validus Specialty, LLC, subsidiaries of AIG. The Company also acquired the renewal rights, records and customer relationships of the assumed treaty reinsurance business of Talbot Underwriting Limited, an affiliate of AIG (“Talbot”), a specialty (re)insurance group operating within the Lloyd’s market. The acquisitions under the Stock Purchase Agreement, together with the other transactions contemplated in the Stock Purchase Agreement, are referred to herein as the “Validus Acquisition”. Pursuant to the Validus Acquisition, the Company acquired a 100% voting equity interests in each of Validus Holdings and Validus Specialty, LLC.

In connection with the Validus Acquisition, on November 1, 2023, the Company paid to AIG aggregate consideration of $2.985 billion, consisting of the following: (i) cash consideration of $2.735 billion; and (ii) 1,322,541 common shares, which were valued at approximately $250.0 million based on a value of $189.03 per share at signing, pursuant to the Stock Purchase Agreement. The value of the acquisition consideration was $3.020 billion as of the closing date.

The following unaudited pro forma condensed combined balance sheet as of September 30, 2023 is presented as if the Validus Acquisition had occurred on September 30, 2023, and the unaudited pro forma condensed combined consolidated statement of operations for the nine months ended September 30, 2023, and the year ended December 31, 2022 are presented as if the Validus Acquisition had occurred on January 1, 2022. The combined historical financial statements of Validus Holdings and Validus Specialty, LLC, excluding Validus Specialty Underwriting Services, Inc., an entity previously wholly-owned by Validus Specialty, LLC and excluded from the Validus Acquisition (“the Specialty Business of Validus Specialty”, referred to throughout the unaudited pro forma condensed combined financial statements herein as “Validus Specialty”) have been adjusted to reflect the accounting for the Validus Acquisition in accordance with accounting principles generally accepted in the United States (“GAAP”); shown as “Transaction Adjustments”. Validus Holdings, Validus Specialty, and their respective subsidiaries are referred to collectively herein as “Validus”.

Separately, the Company completed the following two public securities offerings to fund a portion of the consideration for the Validus Acquisition:

•

On May 26, 2023, the Company completed an underwritten public offering of 7,245,000 of its common shares at the public offering price of $192.00 per share. The Company received net proceeds of approximately $1.352 billion from the equity offering after deducting the underwriting discounts and estimated offering expenses paid by the Company. The Company used the net proceeds from the offering to fund a portion of the cash consideration in the Validus Acquisition, to pay related costs and expenses, and for general corporate purposes.

•

On June 5, 2023, the Company completed an underwritten public offering of $750.0 million aggregate principal amount of 5.750% Senior Notes due 2033. The Company received net proceeds of approximately $741.0 million from the senior offering after deducting the underwriting discounts and estimated offering expenses payable by the Company. The Company used the net proceeds from this offering to fund a portion of the cash consideration in the Validus Acquisition, to pay related costs and expenses, and for general corporate purposes.

The interest expense resulting from the above senior notes offering are included in the Transaction Adjustments to the condensed combined statement of operations for the twelve months ended December 31, 2022 and nine months ended September 30, 2023.

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma consolidated financial information is derived from and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma consolidated financial information contained herein;

•

the historical audited consolidated financial statements of the Company, as of, and for the year ended December 31, 2022 included in the Company’s Annual Report on Form 10-K filed with the SEC on February 8, 2023;

•

the historical unaudited consolidated financial statements of the Company, as of, and for the three and nine months ended September 30, 2023 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 2, 2023;

•	the audited financial statements of Validus Holdings and Validus Specialty as of and for the year ended December 31, 2022, which are included in Exhibit 99.1 to this Current Report on Form 8-K/A;

•

the unaudited financial statements of Validus Holdings and Validus Specialty as of and for the nine months ended September 30, 2023, which are included in exhibit 99.2 to this Current Report on Form 8-K/A.

The accompanying unaudited pro forma consolidated financial information was derived by making certain Transaction Adjustments to the historical financial statements noted above. The adjustments are based on currently available information and certain estimates and assumptions. Therefore, the actual impact of the Validus Acquisition may differ from the adjustments made to the unaudited pro forma consolidated financial information. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the Validus Acquisition as if it had occurred (i) on September 30, 2023 for the pro forma condensed combined balance sheet and (ii) on January 1, 2022 for the pro forma condensed combined statements of operations for the twelve months ended December 31, 2022 and the nine months ended September 30, 2023.

RenaissanceRe has incurred, and expects to incur in the future, certain nonrecurring charges in connection with the integration of Validus. RenaissanceRe is not able to determine the full extent of the timing, nature, and amount of anticipated future charges as of the date of this unaudited pro forma consolidated financial information. These charges have affected, and will affect, the results of operations of the combined company in the period in which they are incurred. Given the uncertainty of expected future charges, the unaudited pro forma consolidated financial information does not include the effects of any costs associated with any restructuring or integration activities resulting from the transaction.

The unaudited pro forma consolidated financial information is provided for informational purposes only and is not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the transaction been completed as of the dates indicated or that may be achieved in the future. The estimates of fair value are dependent upon certain valuations and other studies. Accordingly, actual adjustments will differ, perhaps materially, from those reflected in the pro forma consolidated financial information. In addition, the unaudited pro forma condensed combined financial information does not give consideration to the impact of possible revenue enhancements, expense efficiencies, synergies or asset dispositions that may result from the Validus Acquisition.

Unaudited Pro Forma Condensed Combined Balance Sheet

As at September 30, 2023

(in thousands of United States Dollars, except share and per share amounts)

	RenaissanceRe	Validus (1)	Transaction Adjustments (2)		Total Pro Forma Combined
Assets
Fixed maturity investments trading, at fair value	$16,083,046	$3,821,834	$—		$19,904,880
Short term investments, at fair value	6,519,207	1,197,274	(605,071)	(a)	7,111,410
Equity investments trading, at fair value	95,342	—	—		95,342
Other investments, at fair value	3,167,941	—	—		3,167,941
Investments in other ventures, under equity method	101,103	4,881	—		105,984

Total investments	25,966,639	5,023,989	(605,071)		30,385,557
Cash and cash equivalents	1,195,884	456,061	(2,757,257)	(b)	(1,105,312)
Premiums receivable	5,928,809	2,529,218	(409,587)	(c)	8,048,440
Prepaid reinsurance premiums	1,028,916	396,468	(2,937)	(d)	1,422,447
Reinsurance recoverable	4,253,259	1,534,469	(222,721)	(e)	5,565,007
Accrued investment income	153,573	21,197	—		174,770
Deferred acquisition costs	1,267,088	643,601	(27,708)	(f)	1,882,981
Receivable for investments sold	480,727	89,280	—		570,007
Other assets	334,284	1,161,834	(1,102,145)	(g)	393,973
Goodwill and other intangibles	233,897	—	550,647	(h)	784,544

Total assets	$40,843,076	$11,856,117	$(4,576,779)		$48,122,414

Liabilities
Reserve for claims and claim expenses	$15,955,165	$5,073,580	$(406,490)	(i)	$20,622,255
Unearned premiums	5,222,496	2,507,561	(691,758)	(j)	7,038,299
Debt	1,882,893	—	—		1,882,893
Reinsurance balances payable	3,323,606	416,432	(427)	(k)	3,739,611
Payable for investments purchased	811,578	114	—		811,692
Other liabilities	396,487	97,500	19,914	(l)	513,901

Total liabilities	27,592,225	8,095,187	(1,078,761)		34,608,651

Redeemable noncontrolling interest	5,662,234	—	—		5,662,234

Shareholders’ Equity
Preference shares	750,000	$—	$—		$750,000
Common shares	51,174	—	1,323	(m)	52,497
Additional paid-in capital	1,836,742	1,292,179	(1,008,333)	(n)	2,120,588
Accumulated other comprehensive (loss) income	(14,506)	26,672	(26,672)	(o)	(14,506)
Retained earnings	4,965,207	2,442,079	(2,464,336)	(p)	4,942,950

Total shareholders’ equity	7,588,617	3,760,930	(3,498,018)		7,851,529

Total liabilities, noncontrolling interests and shareholders’ equity	$40,843,076	$11,856,117	$(4,576,779)		$48,122,414

(1)

Represents the combined historical reported balances of Validus Holdings and Validus Specialty, net of intercompany eliminations between Validus Holdings and Validus Specialty, and reclassified to conform to the presentation of the combined entity, as of September 30, 2023. See “Note 2. Validus Presentation” for further details on the intercompany eliminations between Validus Holdings and Validus Specialty and “Note 3. Validus Reclassification Adjustments” for further details on the reclassifications to conform to the presentation of the combined entity.

(2)	See “Note 5. Unaudited Pro Forma Adjustments” for additional information regarding the transaction adjustments.

See accompanying notes to the unaudited pro forma condensed combined financial information.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the nine months ended September 30, 2023

(in thousands of United States Dollars, except per share amounts)

	RenaissanceRe	Validus (1)	Transaction Adjustments (2)		Total Pro Forma Combined
Revenues
Gross premiums written	$7,060,325	$3,477,709	$(663,599)	(q)	$9,874,435

Net premiums written	$5,880,766	$2,735,433	$(631,666)	(r)	$7,984,533
Change in unearned premiums	(659,078)	(680,652)	623,902	(s)	(715,828)

Net premiums earned	5,221,688	2,054,781	(7,764)		7,268,705
Net investment income	876,148	161,789	—		1,037,937
Net foreign exchange (losses) gains	(53,877)	(27,584)	2,321	(t)	(79,140)
Equity in earnings of other ventures	28,072	841	—		28,913
Other income (loss)	(6,296)	—	—		(6,296)
Net realized and unrealized (losses) gains on investments	(171,417)	(28,009)	—		(199,426)

Total revenues	5,894,318	2,161,818	(5,443)		8,050,693

Expenses
Net claims and claim expenses incurred	2,593,987	1,144,757	52,311	(u)	3,791,056
Acquisition expenses	1,280,547	498,244	(188,640)	(v)	1,590,152
Operational expenses	240,716	89,293	—		330,009
Corporate expenses	53,357	2,403	—		55,760
Interest expense	49,980	106,984	18,977	(w)	175,940

Total expenses	4,218,587	1,841,681	(117,352)		5,942,917

Income (loss) before taxes	1,675,731	320,137	111,909		2,107,776

Income tax benefit (expense)	(44,139)	(14,099)	(15,319)	(x)	(73,557)

Net income (loss)	1,631,592	306,038	96,590		2,034,219

Net (income) loss attributable to redeemable NCI	(655,986)	—	—		(655,986)

Net income (loss)	975,606	306,038	96,590		1,378,233

Dividends on preference shares	(26,531)	—	—		(26,531)

Net income (loss) available (attributable) to common shareholders	$949,075	$306,038	$96,590		$1,351,702

(1)

Represents the combined historical reported balances of Validus Holdings and Validus Specialty, net of intercompany eliminations between Validus Holdings and Validus Specialty, and reclassified to conform to the presentation of the combined entity, for the nine months ended September 30, 2023. See “Note 2. Validus Presentation” for further details on the intercompany eliminations between Validus Holdings and Validus Specialty and “Note 3. Validus Reclassification Adjustments” for further details on the reclassifications to conform to the presentation of the combined entity.

(2)	See “Note 5. Unaudited Pro Forma Adjustments” for additional information regarding the transaction adjustments.

See accompanying notes to the unaudited pro forma condensed combined financial information.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the year ended December 31, 2022

(in thousands of United States Dollars, except per share amounts)

	RenaissanceRe	Validus (1)	Transaction Adjustments (2)		Total Pro Forma Combined
Revenues
Gross premiums written	$9,213,540	$3,080,316	$(42,930)	(y)	$12,250,926

Net premiums written	$7,196,160	$2,528,531	$(14,050)	(z)	$9,710,641
Change in unearned premiums	(862,171)	(294,027)	118,726	(aa)	(1,037,472)

Net premiums earned	6,333,989	2,234,504	104,676		8,673,169
Net investment income	559,932	128,008	—		687,940
Net foreign exchange (losses) gains	(56,909)	17,552	—		(39,357)
Equity in earnings of other ventures	11,249	792	—		12,041
Other income (loss)	12,636	—	—		12,636
Net realized and unrealized (losses) gains on investments	(1,800,485)	(376,606)	—		(2,177,091)

Total revenues	5,060,412	2,004,250	104,676		7,169,338

Expenses
Net claims and claim expenses incurred	4,338,840	1,403,881	55,912	(ab)	5,798,633
Acquisition expenses	1,568,606	583,837	289,087	(ac)	2,441,530
Operational expenses	276,691	105,513	—		382,204
Corporate expenses	46,775	3,606	22,257	(ad)	72,638
Interest expense	48,335	31,437	44,080	(ae)	123,852

Total expenses	6,279,247	2,128,274	411,336		8,818,857

Income (loss) before taxes	(1,218,835)	(124,024)	(306,660)		(1,649,519)

Income tax benefit (expense)	59,019	(35,524)	8,968	(af)	32,463

Net income (loss)	(1,159,816)	(159,548)	(297,692)		(1,617,056)

Net (income) loss attributable to redeemable NCI	98,613	—	—		98,613

Net income (loss) attributable to the Company	(1,061,203)	(159,548)	(297,692)		(1,518,443)

Dividends on preference shares	(35,375)	—	—		(35,375)

Net income (loss) available (attributable) to common shareholders	$(1,096,578)	$(159,548)	$(297,692)		$(1,553,818)

(1)

Represents the combined historical reported balances of Validus Holdings and Validus Specialty, net of intercompany eliminations between Validus Holdings and Validus Specialty, and reclassified to conform to the presentation of the combined entity, for the twelve months ended December 31, 2022. See “Note 2. Validus Presentation” for further details on the intercompany eliminations between Validus Holdings and Validus Specialty and “Note 3. Validus Reclassification Adjustments” for further details on the reclassifications to conform to the presentation of the combined entity.

(2)	See “Note 5. Unaudited Pro Forma Adjustments” for additional information regarding the transaction adjustments.

See accompanying notes to the unaudited pro forma condensed combined financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1. Pro Forma Basis of Presentation

The unaudited pro forma condensed combined balance sheet as of September 30, 2023 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2023 and year ended December 31, 2022 are based on the historical financial statements of RenaissanceRe and Validus after giving effect to the completion of the Validus Acquisition and the assumptions and adjustments described in the accompanying notes. The unaudited pro forma condensed combined balance sheet as of September 30, 2023 is presented as if the Validus Acquisition had occurred on September 30, 2023. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2023 and year ended December 31, 2022 are presented as if the acquisition of Validus had occurred on January 1, 2022. The unaudited pro forma condensed combined financial information does not give consideration to the impact of possible revenue enhancements, expense efficiencies, synergies, strategy modifications, asset dispositions or other actions.

RenaissanceRe’s and Validus’ financial statements were prepared in accordance with U.S. GAAP and presented in U.S. dollars (“USD”).

The transaction was accounted for under the acquisition method of accounting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic No. 805 Business Combinations, with RenaissanceRe as the acquiring entity. In business combination transactions in which the consideration given is not in the form of cash (that is, in the form of non-cash assets, liabilities incurred, or equity interests issued), measurement of the acquisition consideration is based on the fair value of the consideration given or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measurable.

Under FASB ASC Topic No. 805 Business Combinations, all of the Validus assets acquired and liabilities assumed in this business combination were recognized at their acquisition-date fair value, while transaction costs and restructuring costs associated with the business combination will be expensed as incurred. The excess of the acquisition consideration over the fair value of assets acquired and liabilities assumed will be allocated to goodwill. Changes in deferred tax asset valuation allowances and income tax uncertainties, if any, after the acquisition date will generally affect income tax expense. RenaissanceRe is in the process of implementing its integration plan, which is subject to change and will affect how the assets acquired, including intangible assets, will be utilized by the combined group.

The estimated fair value of the Validus assets acquired and liabilities assumed, including the fair value of the estimated identifiable intangible assets, are based on the actual net tangible and intangible assets of Validus that existed at the date of completion of the acquisition. RenaissanceRe retained a third-party valuation adviser to complete a formal valuation study of the Validus assets and liabilities, including identifiable intangible assets.

In addition to the estimated identifiable finite lived intangible assets, the fair value adjustments include the elimination of deferred acquisition costs, the addition of the value of business acquired, and a reduction to reserves for claims and claim expenses to reflect the risk margin, net of discounting. The weighted average life of the value of business acquired (“VOBA”) and risk margin, net of discounting is 2.0 years and 16.0 years, respectively. The estimated identifiable finite lived intangible assets include renewal rights, agent relationships, asset management contracts, and the trade name. The weighted average useful life of the estimated identifiable finite lived intangible assets is estimated to be 14.1 years. Goodwill represents the excess of the estimated purchase price over the estimated fair value of the Validus assets and liabilities, including the fair value of the estimated identifiable finite intangible assets, and will not be amortized, but will be subject to periodic impairment testing.

RenaissanceRe has incurred, and expects to incur in the future, certain nonrecurring charges in connection with the integration of Validus. RenaissanceRe is not able to determine the full extent of the timing, nature, and amount of anticipated future charges as of the date of this unaudited pro forma condensed combined financial information. These charges have affected, and will affect, the results of operations of the combined company in the period in which they are incurred. Given the uncertainty of expected future charges, the unaudited pro forma consolidated financial information does not include the effects of any costs associated with any restructuring or integration activities resulting from the transaction.

The unaudited pro forma condensed combined balance sheet and statements of operations are presented solely for informational purposes and are not necessarily indicative of the condensed combined statement of operations or condensed combined balance sheet that might have been achieved for the periods or dates indicated, nor are they necessarily indicative of the future results of the combined company.

Note 2. Validus Presentation

Financial information of Combined Validus, net of intercompany eliminations, in the “Validus” column of the unaudited pro forma condensed combined financial statements represents the combined historical reported balances of Validus Holdings and Validus Specialty, net of intercompany eliminations between Validus Holdings and Validus Specialty, as of and for the nine months ended September 30, 2023 and for the twelve months ended December 31, 2022 as follows:

Unaudited Combined Balance Sheet

As at September 30, 2023

(in thousands of United States Dollars, except share and per share amounts)

	Validus Holdings	Validus Specialty	Intercompany Eliminations	Combined Validus, net of intercompany eliminations
Assets
Fixed maturity investments trading, at fair value	$3,821,834	$—	$—	$3,821,834
Short term investments, at fair value	965,305	—	—	965,305
Cash and cash equivalents	417,964	23,651	—	441,615
Restricted cash	241,416	4,999	—	246,415

Total investments and cash	5,446,519	28,650	—	5,475,169
Investments in operating affiliates, equity method	4,881	—	—	4,881
Premiums receivable	2,317,552	—	—	2,317,552
Deferred acquisition costs	545,749	—	—	545,749
Prepaid reinsurance premiums	396,468	—	—	396,468
Loss reserves recoverable	1,534,469	—	—	1,534,469
Paid losses recoverable	88,439	—	—	88,439
Income taxes recoverable	9,498	16,589	—	26,087
Deferred tax assets, net	28,040	12,072	—	40,112
Balances due from affiliates	1,050,291	11,765	(6,197)	1,055,859
Accrued investment income	21,197	—	—	21,197
Funds withheld	123,227	—	—	123,227
Other assets	108,940	394	—	109,334
Property and equipment	—	4,835	—	4,835
Operating lease right of use asset	—	14,887	—	14,887

Total assets	$11,675,270	$89,192	$(6,197)	$11,758,265

Liabilities
Reserve for claims and claim expenses	$5,073,580	$—	$—	$5,073,580
Unearned premiums	2,507,561	—	—	2,507,561
Reinsurance balances payable	315,625	249	—	315,874
Income taxes payable	20,815	—	—	20,815
Deferred tax liabilities	—	3,130	—	3,130
Balances due to affiliates	23,945	12,095	(6,197)	29,843
Funds withheld liability	2,706	—	—	2,706
Accounts payable and accrued expenses	26,393	1,448	—	27,841
Other liabilities	114	—	—	114
Current portion of operating lease liabilities	—	15,871	—	15,871
Long term portion of operating lease liabilities	—	—	—	—

Total liabilities	7,970,739	32,793	(6,197)	7,997,335

Shareholders’ Equity
Common shares	—	—	—	—
Accumulated other comprehensive income	26,672	—	—	26,672
Additional paid-in capital	1,292,179	—	—	1,292,179
Retained earnings	2,385,680	56,399	—	2,442,079

Total shareholders’ equity	3,704,531	56,399	—	3,760,930

Total liabilities and shareholders’ equity	$11,675,270	$89,192	$(6,197)	$11,758,265

Unaudited Combined Statement of Operations

For the nine months ended September 30, 2023

(in thousands of United States Dollars, except per share amounts)

	Validus Holdings	Validus Specialty	Intercompany Eliminations	Combined Validus, net of intercompany eliminations
Revenues
Gross premiums written	$3,477,709	$—		$3,477,709
Reinsurance premiums ceded	(742,276)	—		(742,276)

Net premiums written	2,735,433	—		2,735,433
Change in unearned premiums	(680,652)	—		(680,652)

Net premiums earned	2,054,781	—		2,054,781
Net investment income	161,471	—		161,471
Net realized losses on investments	(62,452)	—		(62,452)
Net change in unrealized gains on investments	34,443	—		34,443
Other insurance-related income and other income	14,091	—	(990)	13,101
Foreign exchange losses, net	(27,584)	—		(27,584)
Management fee income - related party		33,986	(16,601)	17,385

Total revenues	2,174,750	33,986	(17,591)	2,191,145

Expenses
Losses and loss expenses	1,144,757	—		1,144,757
Policy acquisition costs	498,244	—		498,244
General and administrative expenses	100,527	29,324	(17,591)	112,260
Share compensation expenses	6,806	2,730		9,536
Finance expenses	107,143	9		107,152
Transaction expenses	161	57		218

Total expenses	1,857,638	32,120	(17,591)	1,872,167

Income before taxes and before income from operating affiliates and structured notes	317,112	1,866		318,978
Income tax (expense) benefit	(14,213)	114		(14,099)
Income from operating affiliates	841	—		841
Income from structured notes receivable from AlphaCat ILS fund	318	—		318

Net income and comprehensive income	$304,058	$1,980	$—	$306,038

Unaudited Combined Statement of Operations

For the twelve months ended December 31, 2022

(in thousands of United States Dollars, except per share amounts)

	Validus Holdings	Validus Specialty	Intercompany Eliminations	Combined Validus, net of intercompany eliminations
Revenues
Gross premiums written	$3,080,316	$—	$—	$3,080,316
Reinsurance premiums ceded	(551,785)	—	—	$(551,785)

Net premiums written	2,528,531	—	—	2,528,531
Change in unearned premiums	(294,027)	—	—	(294,027)

Net premiums earned	2,234,504	—	—	2,234,504
Net investment income	128,184	—	—	128,184
Net realized losses on investments	(12,537)	—	—	(12,537)
Net change in unrealized losses on investments	(364,069)	—	—	(364,069)
Other insurance-related income and other income	24,021	—	(323)	23,698
Foreign exchange gains, net	17,552	—	—	17,552
Management fee income - related party	—	39,207	(18,537)	20,670
Net interest income	—	83	—	83

Total revenues	2,027,655	39,290	(18,860)	2,048,085

Expenses
Losses and loss expenses	1,403,881	—	—	1,403,881
Policy acquisition costs	583,837	—	—	583,837
General and administrative expenses	129,529	34,893	(18,860)	145,562
Share compensation expenses	4,811	2,586	—	7,397
Finance expenses	31,637	9	—	31,646
Transaction expenses	618	40	—	658

Total expenses	2,154,313	37,528	(18,860)	2,172,981

(Loss) Income before taxes and before income (loss) from operating affiliates and structured notes	(126,658)	1,762	—	(124,896)
Income tax expense	(34,747)	(777)	—	(35,524)

Net (loss) income	(161,405)	985	—	(160,420)
Income from operating affiliates	792	—	—	792
Income from structured notes receivable from AlphaCat ILS fund	80	—	—	80

Net (loss) income and comprehensive (loss) income	$(160,533)	$985	$—	$(159,548)

Note 3. Validus Reclassification Adjustments

Financial information of Validus in the “Validus” column of the unaudited pro forma condensed combined financial statements represents the combined historical reported balances of Validus Holdings and Validus Specialty, net of intercompany eliminations, reclassified to conform to the presentation of the combined entity for these captions, as follows:

Combined Balance Sheet

As at September 30, 2023

(in thousands of United States Dollars, except share and per share amounts)

	Combined Validus, net of intercompany eliminations	Reclassification amount	RC (1)	Validus
Assets
Short term investments, at fair value	$965,305	$231,969	(1)	$1,197,274
Investments in other ventures, under equity method	—	4,881	(2)	4,881
Cash and cash equivalents	441,615	14,446	(3)	456,061
Restricted cash	246,415	(246,415)	(1) (3)	—
Investments in operating affiliates, equity method	4,881	(4,881)	(2)	—
Premiums receivable	2,317,552	211,666	(4)	2,529,218
Deferred acquisition costs	545,749	97,852	(5)	643,601
Receivable for investments sold	—	89,280	(6)	89,280
Reinsurance recoverable	—	1,534,469	(7)	1,534,469
Loss reserves recoverable	1,534,469	(1,534,469)	(7)	—
Paid losses recoverable	88,439	(88,439)	(4)	—
Income taxes recoverable	26,087	(26,087)	(8)	—
Deferred tax assets, net	40,112	(40,112)	(8)	—
Balances due from affiliates	1,055,859	(1,055,859)	(8)	—
Funds withheld	123,227	(123,227)	(4)	—
Other assets	109,334	1,052,500	(8)	1,161,834
Property and equipment	4,835	(4,835)	(8)	—
Operating lease right of use asset	14,887	(14,887)	(8)	—
Liabilities
Reinsurance balances payable	$315,874	$100,558	(9)	$416,432
Income taxes payable	20,815	(20,815)	(11)	—
Deferred tax liabilities	3,130	(3,130)	(11)	—
Balances due to affiliates	29,843	(29,843)	(11)	—
Funds withheld liability	2,706	(2,706)	(9)	—
Accounts payable and accrued expenses	27,841	(27,841)	(10) (11)	—
Payable for investments purchased	—	114	(10)	114
Other liabilities	114	97,386	(11)	97,500
Current portion of operating lease liabilities	15,871	(15,871)	(11)	—

(1)	See table below for detailed breakdown of each of the reclasses noted above

Reclasses to the Combined Balance Sheet

		September 30, 2023
Assets
RC (1)	Short term investments, at fair value
	Balance - before reclass	$965,305
	Reclass from restricted cash	231,969

	Balance - after reclass	1,197,274
RC (2)	Investments in other ventures, under equity method
	Balance - before reclass	—
	Reclass investments in operating affiliates, equity method to investments in other ventures, under equity method	4,881

	Balance - after reclass	4,881
RC (3)	Cash and cash equivalents
	Balance - before reclass	441,615
	Reclass from restricted cash	14,446

	Balance - after reclass	456,061
RC (4)	Premiums receivable
	Balance - before reclass	2,317,552
	Reclass paid loss recoverable to premiums receivable	88,439
	Reclass funds withheld to premiums receivable	123,227

	Balance - after reclass	2,529,218
RC (5)	Deferred acquisition costs
	Balance - before reclass	545,749
	Reclass from Reinsurance balances payable	97,852

	Balance - after reclass	643,601
RC (6)	Receivable for investments sold
	Balance - before reclass	—
	Reclass from other assets	89,280

	Balance - after reclass	89,280
RC (7)	Reinsurance recoverable
	Balance - before reclass	—
	Reclass loss reserves recoverable to reinsurance recoverable	1,534,469

	Balance - after reclass	1,534,469
RC (8)	Other assets
	Balance - before reclass	109,334
	Reclass to receivable for investments sold	(89,280)
	Reclass income taxes recoverable to other assets	26,087
	Reclass deferred tax assets to other assets	40,112
	Reclass balances due from affiliates to other assets	1,055,859
	Reclass property and equipment to other assets	4,835
	Reclass operating lease right of use asset to other assets	14,887

	Balance - after reclass	1,161,834

Liabilities
RC (9)	Reinsurance balances payable
	Balance - before reclass	$315,874
	Reclass to deferred acquisition costs	97,852
	Reclass funds withheld liability to reinsurance balances payable	2,706

	Balance - after reclass	416,432
RC (10)	Payable for investments purchased
	Balance - before reclass	—
	Reclass from accounts payable and accrued expenses	114

	Balance - after reclass	114
RC (11)	Other liabilities
	Balance - before reclass	114
	Reclass balances due to affiliates to other liabilities	29,843
	Reclass operating lease liability to other liabilities	15,871
	Reclass income taxes payable to other liabilities	20,815
	Reclass deferred tax liabilities to other liabilities	3,130
	Reclass from accounts payable and accrued expenses	27,727

	Balance - after reclass	97,500

Combined Statement of Operations

For the nine months ended September 30, 2023

(in thousands of United States Dollars, except per share amounts)

	Combined Validus, net of intercompany eliminations	Reclassification amount	RC (1)	Validus
Revenues
Net investment income	$161,471	$318	(1)	$161,789
Net realized and unrealized gains (losses) on investments	—	(28,009)	(2)	(28,009)
Net realized losses on investments, net	(62,452)	62,452	(2)	—
Net change in unrealized gains (losses) on investments, net	34,443	(34,443)	(2)	—
Other insurance-related income and other income	13,101	(13,101)	(4)	—
Equity in earnings of other ventures	—	841	(3)	841
Management fee income - related party	17,385	(17,385)	(4)	—

Expenses
General and administrative expenses	$112,260	$(112,260)	(4)(5)	$—
Operational expenses	—	89,293	(4)	89,293
Corporate expenses	—	2,403	(5)	2,403
Share compensation expenses	9,536	(9,536)	(4)	—
Finance expenses	107,152	(107,152)	(4)(6)	—
Transaction expenses	218	(218)	(5)	—
Interest expense	—	106,984	(6)	106,984
Income (loss) from operating affiliates	841	(841)	(3)	—
Income (loss) from structured notes receivable from AlphaCat ILS fund	318	(318)	(1)	—

(1)	See table below for detailed breakdown of each of the reclasses noted above

Reclasses to the Combined Statement of Operations

		September 30, 2023
Revenues
RC (1)	Net investment income
	Balance - before reclass	$161,471
	Reclass income (loss) from structures notes receivable from AlphaCat ILS fund to net investment income	318

	Balance - after reclass	161,789
RC (2)	Net realized and unrealized gains (losses) on investments
	Balance - before reclass	—
	Reclass net realized losses on investments, net to net realized and unrealized gains (losses) on investments	(62,452)
	Reclass net change in unrealized gains (losses) on investments, net to net realized and unrealized gains (losses) on investments	34,443

	Balance - after reclass	(28,009)
RC (3)	Equity in earnings of other ventures
	Balance - before reclass	—
	Reclass income (loss) from operating affiliates to equity in earnings of other ventures	841

	Balance - after reclass	841
Expenses
RC (4)	Operational expenses
	Balance - before reclass	$—
	Reclass other insurance related income and other income to operational expenses	(13,101)
	Reclass management fee income - related party to operational expenses	(17,385)
	Reclass from general and administrative expenses	110,075
	Reclass share compensation expenses to operational expenses	9,536
	Reclass from finance expenses	168

	Balance - after reclass	89,293
RC (5)	Corporate expenses
	Balance - before reclass	—
	Reclass from general and administrative expenses	2,185
	Reclass transaction expenses to corporate expenses	218

	Balance - after reclass	2,403
RC (6)	Interest expense
	Balance - before reclass	—
	Reclass from finance expense	106,984

	Balance - after reclass	106,984

Combined Statement of Operations

For the twelve months ended December 31, 2022

(in thousands of United States Dollars, except per share amounts)

	Combined Validus, net of intercompany eliminations	Reclassification amount	RC (1)	Validus
Revenues
Net investment income	$128,184	$(176)	(1)	$128,008
Net realized and unrealized gains (losses) on investments	—	(376,606)	(2)	(376,606)
Net realized (losses) gains on investments	(12,537)	12,537	(2)	—
Net change in unrealized losses on investments	(364,069)	364,069	(2)	—
Other insurance-related income and other income	23,698	(23,698)	(4)	—
Equity in earnings of other ventures	—	792	(3)	792
Management fee income - related party	20,670	(20,670)	(4)	—
Net interest income	83	(83)	(1)	—

Expenses
General and administrative expenses	$145,562	$(145,562)	(1)(4)(5)	$—
Operational expenses	—	105,513	(4)	105,513
Corporate expenses	—	3,606	(5)	3,606
Share compensation expenses	7,397	(7,397)	(4)	—
Finance expenses	31,646	(31,646)	(4)(6)	—
Transaction expenses	658	(658)	(5)	—
Interest expense	—	31,437	(6)	31,437

Income (loss) from operating affiliates	792	(792)	(3)	—
Income (loss) from structured notes receivable from AlphaCat ILS fund	80	(80)	(1)	—

(1)	See table below for detailed breakdown of each of the reclasses noted above

Reclasses to the Combined Statement of Operations

		December 31, 2022
Revenues
RC (1)	Net investment income
	Balance - before reclass	$128,184
	Reclass income (loss) from structured notes receivable from AlphaCat ILS fund to net investment income	80
	Reclass net interest income to net investment income	83
	Reclass from general and administrative expenses	(339)

	Balance - after reclass	128,008
RC (2)	Net realized and unrealized gains (losses) on investments
	Balance - before reclass	—
	Reclass net realized losses on investments, net to net realized and unrealized gains (losses) on investments	(12,537)
	Reclass net change in unrealized gains (losses) on investments, net to net realized and unrealized gains (losses) on investments	(364,069)

	Balance - after reclass	(376,606)
RC (3)	Equity in earnings of other ventures
	Balance - before reclass	—
	Reclass income (loss) from operating affiliates to equity in earnings of other ventures	792

	Balance - after reclass	792
Expenses
RC (4)	Operational expenses
	Balance - before reclass	$—
	Reclass other insurance related income and other income to operational expenses	(23,698)
	Reclass management fee income - related party to operational expenses	(20,670)
	Reclass from general and administrative expenses	142,275
	Reclass share compensation expenses to operational expenses	7,397
	Reclass from finance expenses	209

	Balance - after reclass	105,513
RC (5)	Corporate expenses
	Balance - before reclass	—
	Reclass from general and administrative expenses	2,948
	Reclass transaction expenses to corporate expenses	658

	Balance - after reclass	3,606
RC (6)	Interest expense
	Balance - before reclass	—
	Reclass from finance expenses	31,437

	Balance - after reclass	31,437

Note 4. Acquisition Consideration

In connection with the Validus Acquisition, on November 1, 2023, the Company paid to AIG aggregate consideration of $2.985 billion, consisting of the following: (i) cash consideration of $2.735 billion; and (ii) 1,322,541 common shares, which were valued at approximately $250.0 million based on a value of $189.03 per share at signing, pursuant to the Stock Purchase Agreement. The value of the acquisition consideration was $3.020 billion as of the closing date, as set forth in the table below.

The estimate of the purchase price over the fair value of total identifiable net assets acquired below have been calculated using unaudited combined financial information of Validus as at September 30, 2023.

Acquisition Consideration

Funding of RenaissanceRe Acquisition Consideration:

RenaissanceRe common shares (in thousands, except per share amounts )
Common shares issued by RenaissanceRe to AIG	1,323
Common share price of RenaissanceRe (1)	215.62

Market value of RenaissanceRe common shares issued by RenaissanceRe to AIG		$285,168

Cash consideration
Cash consideration funded by net proceeds from the issuance of common shares of RenaissanceRe to the public market	1,351,608
Cash consideration funded by net proceeds from the issuance of Senior Notes	740,581
Cash consideration funded by available cash resources	642,811

Total cash consideration paid by RenaissanceRe as acquisition consideration		2,735,000

Total RenaissanceRe acquisition consideration		$3,020,168

(1)

The common share price of RenaissanceRe is based on the closing price of $226.97 per RenaissanceRe common share on the closing date of the Validus Acquisition, November 1, 2023 with a 5% discount to reflect restrictions on the transfer of those shares.

Fair Value of Assets Acquired and Liabilities Assumed

(in thousands)	September 30, 2023
Assets Acquired:
Total investments	$4,418,918
Cash and cash equivalents	456,061
Premiums receivable	2,139,567
Prepaid reinsurance premiums	401,687
Reinsurance recoverable	1,514,699
Accrued investment income	21,197
Value of business acquired	617,000
Receivable for investments sold	89,280
Other assets	59,689
Other intangibles	461,000
Liabilities Assumed:
Reserve for claims and claim expenses	4,870,042
Unearned premiums	1,823,959
Reinsurance balances payable	437,048
Payable for investments purchased	114
Other liabilities	117,414

Total identifiable net assets acquired	2,930,521
Total purchase price	3,020,168

Estimated purchase price over the fair value of net assets acquired assigned to goodwill	$89,647

Expected amortization expense

The table below reflects the fair value of the acquired other intangible assets, value of business acquired, and the fair value adjustment to the net reserve for claims and claims expenses, as well as expected amortization for the five years following the acquisition on November 1, 2023.

	Fair value	Estimated remaining useful life (years)	Expected pre-tax amortization expense for year following the acquisition
(in thousands)			Year 1 (3)	Year 2	Year 3	Year 4	Year 5
Other intangibles
State insurance licenses (indefinite life)	$14,000	n/a	$—	$—	$—	$—	$—
Agent relationship - top four (1)	195,000	15	1,184	10,525	16,889	19,119	20,169
Agent relationship - other (1)	9,000	5	157	1,323	1,997	2,064	1,973
MGA relationships	3,000	15	33	200	200	200	200
Trade name	5,000	0.5	833	4,167	—	—	—
Renewal rights (1) (2)	215,000	15	4,777	31,539	44,147	33,861	25,916
Asset management contracts (public funds)	20,000	4	833	5,000	5,000	5,000	4,167

Total other intangibles	$461,000		$7,817	$52,754	$68,233	$60,244	$52,425

Value of business acquired	$617,000	2	$126,089	$414,371	$76,540	$—	$—
Fair value adjustment - reserves	(192,000)	n/a	8,751	49,565	33,207	23,575	16,195

(1)	Amortized using projected operating income pattern representing management’s best estimate of the pattern in which the economic benefits will be consumed.
(2)	Includes the renewal rights acquired as a part of the assumed treaty reinsurance business of Talbot.
(3)	Represents amortization for the period November 1, 2023 through December 31, 2023.

Note 5. Unaudited Pro Forma Transaction Adjustments

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the financial position and results from operations would have been had the Validus Acquisition been completed at the date indicated and includes estimated adjustments, which may be revised. Such revisions may result in material changes. The financial position shown herein is not necessarily indicative of what the past financial position of the combined company would have been, nor of the financial position of post-acquisition periods. The unaudited pro forma condensed combined financial information does not give consideration to the impact of possible revenue enhancements, expense efficiencies, synergies, strategy modifications, asset dispositions or other actions that may result from the Validus Acquisition.

The following unaudited pro forma adjustments result from accounting for the Validus Acquisition, including the determination of fair value of the assets, liabilities and commitments which RenaissanceRe, as the acquirer for accounting purposes, acquired from Validus. The descriptions related to these unaudited pro forma adjustments are as follows:

Adjustments to the Pro Forma Condensed Combined Balance Sheet

		Increase (decrease) as of September 30, 2023
(in thousands)
Assets
(a)	Adjustments to short term investments, at fair value
	To reflect the residual cash outflow from the special dividend and return of capital paid by Validus to AIG following the settlement of the balances due from affiliate	$(605,071)

		(605,071)

(b)	Adjustments to cash & cash equivalents:
	To reflect the additional transaction costs incurred to affect the acquisition of Validus	(22,257)
	To reflect the cash outflow from the cash consideration paid by RenaissanceRe to affect the acquisition of Validus funded by available cash resources, including cash inflow funded by capital raising activities	(2,735,000)

		(2,757,257)

(c)	Adjustments to premium receivable
	To conform balance to RenaissanceRe’s accounting policies (1)	(389,651)
	To reflect the elimination of transactions between RenaissanceRe and Validus on consolidation	(19,936)

		(409,587)

(d)	Adjustments to prepaid reinsurance premiums
	To conform balance to RenaissanceRe’s accounting policies (1)	5,219
	To reflect elimination of transactions between RenaissanceRe and Validus on consolidation	(8,156)

		(2,937)

(e)	Adjustments to reinsurance recoverables
	To conform balance to RenaissanceRe’s accounting policies (1)	(19,770)
	To reflect elimination of transactions between RenaissanceRe and Validus on consolidation	(202,951)

		(222,721)
(f)	Adjustments to deferred acquisition costs
	To reflect deferred acquisition costs at fair value which is estimated to be $nil	(414,375)
	To reflect value of business acquired (“VOBA”) at close	617,000
	To conform balance to RenaissanceRe’s accounting policies (1)	(229,226)
	To reflect elimination of transactions between RenaissanceRe and Validus on consolidation	(1,107)

		(27,708)

(g)	Adjustments to other assets
	To reflect the settlement of balances due to affiliate from the special dividend and return of capital paid by Validus to AIG	(1,055,859)
	To reflect the recognition of operating lease right of use assets at fair value	19,914
	To reflect deferred tax liabilities related to identifiable intangible assets and the value of business acquired using the applicable tax rates in the respective jurisdictions where the assets were recorded.	(46,195)
	To reflect deferred tax liabilities related to the conforming of balances to RenaissanceRe’s accounting policies using the applicable tax rates in the respective jurisdictions where the assets and liabilities were recorded.	(20,005)

		(1,102,145)

(h)	Adjustments to goodwill and other intangibles
	To reflect the fair value of identifiable intangible assets acquired	461,000
	To reflect the goodwill determined based on the excess purchase price over the fair value of net assets acquired	89,647

		550,647

	Total adjustment to assets	$(4,576,779)

Liabilities
(i)	Adjustments to reserve for claims and claim expenses
	To conform balance to RenaissanceRe’s accounting policies (1)	$(11,538)
	To reflect net claims and claim expenses at fair value	(192,000)
	To reflect elimination of transactions between RenaissanceRe and Validus on consolidation	(202,952)

		(406,490)

(j)	Adjustments to unearned premiums
	To conform balance to RenaissanceRe’s accounting policies (1)	(683,602)
	To reflect elimination of transactions between RenaissanceRe and Validus on consolidation	(8,156)

		(691,758)

(k)	Adjustments to reinsurance balances payable
	To conform balance to RenaissanceRe’s accounting policies (1)	20,616
	To reflect elimination of transactions between RenaissanceRe and Validus on consolidation	(21,043)

		(427)

(l)	Adjustments to other liabilities
	To reflect the recognition of operating lease liability at fair value	19,914

		19,914

	Total adjustment to liabilities	$(1,078,761)

Shareholders’ Equity
(m)	Adjustments to common shares
	To reflect the par value of the RenaissanceRe common shares issued to AIG to affect the acquisition of Validus	$1,323

		1,323

(n)	Adjustments to additional paid-in capital
	To reflect the additional paid-in capital of the RenaissanceRe common shares issued to AIG to affect the acquisition of Validus	283,846
	To reflect the elimination of Validus additional paid-in capital	(1,292,179)

		(1,008,333)

(o)	Adjustments to accumulated other comprehensive income
	To reflect elimination of accumulated other comprehensive income related to Validus	(26,672)

		(26,672)

(p)	Adjustments to retained earnings
	To reflect the special dividend paid by Validus to AIG as part of the estimated acquisition consideration	(1,660,930)
	To reflect deferred acquisition costs at fair value which is estimated to be $nil	(414,375)
	To reflect net claims and claim expenses at fair value	192,000
	To reflect value of business acquired (“VOBA”) at close	617,000
	To reflect value of intangible assets acquired at close	461,000
	To reflect deferred tax liabilities related to identifiable intangible assets and the value of business acquired using the applicable tax rates in the respective jurisdictions where the assets were recorded.	(46,195)
	To eliminate Validus’ retained earnings, post special dividend paid to AIG and fair value adjustments	(1,590,579)
	To reflect the transaction costs incurred to affect the acquisition of Validus	(22,257)

		(2,464,336)

	Total adjustments to shareholders’ equity	$(3,498,018)

	Total adjustments to liabilities and shareholders’ equity	$(4,576,776)

Adjustments to the Pro Forma Condensed Combined Statement of Operations

(in thousands)		Increase (decrease) for the nine months ended September 30, 2023
Revenues
(q)	Adjustments to gross premiums written
	To conform balance to RenaissanceRe’s accounting policies (1)	$(635,228)
	To reflect elimination of transactions between RenaissanceRe and Validus on consolidation	(28,371)

		(663,599)

(r)	Adjustments to net premiums written
	To conform balance to RenaissanceRe’s accounting policies (1)	(631,666)

		(631,666)

(s)	Adjustments to change in unearned premiums
	To conform balance to RenaissanceRe’s accounting policies (1)	623,902

		623,902

(t)	Adjustments to net foreign exchange (losses) gains
	To conform balance to RenaissanceRe’s accounting policies (1)	2,321

		2,321

	Total adjustments to revenues	$(5,443)

Expenses
(u)	Adjustments to net claims and claim expenses incurred
	To conform balance to RenaissanceRe’s accounting policies (1)	$24,679
	To reflect amortization of fair value adjustment	27,632

		52,311

(v)	Adjustments to acquisition expenses
	To conform balance to RenaissanceRe’s accounting policies (1)	(11,698)
	To reflect amortization of value of business acquired (“VOBA”)	122,640
	To reflect amortization of intangible assets	47,901
	To reflect the estimated impact of the adjustments to reflect deferred acquisition costs at fair value, which is estimated to be $Nil	(347,483)

		(188,640)

(w)	Adjustments to interest expense
	To reflect elimination of interest expense incurred prior to September 30, 2023 on the Senior Notes issued	(14,083)
	To reflect the interest expense incurred on the Senior Notes issued to affect the acquisition of Validus	33,060

		18,977

	Total adjustments to expenses	$(117,352)
(x)	Adjustments to income tax benefit (expense)
	To reflect the income tax impact on the unaudited pro forma adjustments using the applicable statutory tax rates for the respective jurisdictions the adjustments impacted	$(15,319)

		(15,319)

	Total adjustments to net income	$96,590

Adjustments to the Pro Forma Condensed Combined Statement of Operations

(in thousands)		Increase (decrease) for the year ended December 31, 2022
Revenues
(y)	Adjustments to gross premiums written
	To conform balance to RenaissanceRe’s accounting policies (1)	$(10,031)
	To reflect elimination of transactions between RenaissanceRe and Validus on consolidation	(32,899)

		(42,930)

(z)	Adjustments to net premiums written
	To conform balance to RenaissanceRe’s accounting policies (1)	(14,050)

		(14,050)

(aa)	Adjustments to change in unearned premiums
	To conform balance to RenaissanceRe’s accounting policies (1)	118,726

		118,726

	Total adjustments to revenues	$104,676

Expenses
(ab)	Adjustments to net claims and claim expenses incurred
	To conform balance to RenaissanceRe’s accounting policies (1)	$5,858
	To reflect amortization of fair value adjustment	50,054

		55,912

(ac)	Adjustments to acquisition expenses
	To conform balance to RenaissanceRe’s accounting policies (1)	91,982
	To reflect amortization of value of business acquired (“VOBA”)	471,398
	To reflect amortization of intangible assets	52,474
	To reflect the estimated impact of the adjustments to reflect deferred acquisition costs at fair value, which is estimated to be $Nil	(326,767)

		289,087

(ad)	Adjustments to corporate expenses
	To reflect the transaction costs incurred to affect the acquisition of Validus	22,257

		22,257

(ae)	Adjustments to interest expense
	To reflect the interest expense on the Senior Notes issued to affect the acquisition of Validus	44,080

		44,080

	Total adjustments to expenses	$411,336

(af)	Adjustments to income tax benefit (expense)
	To reflect the income tax impact on the unaudited pro forma adjustments using the applicable statutory tax rates for the respective jurisdictions the adjustments impacted	$8,968

		8,968

	Total adjustments to net income	$(297,692)

(1)

The entries to conform the accounting policies relate to aligning the methodologies for recognizing and earning gross premiums written, including intercompany relationships between the combined companies, primarily for proportional contracts and multi-year contracts. The methodologies historically applied by RenaissanceRe and Validus for recognizing and earning gross premiums written are equally acceptable under U.S. GAAP. RenaissanceRe recognizes the estimated annual gross premiums written on proportional and multi-year reinsurance contracts over the policy exposure period while, generally, Validus recognized gross premiums written at the reinsurance contract inception date. Post acquisition, the combined company is required to report under aligned accounting policies resulting in the above accounting policy alignment adjustments.

The entries include decreasing reinsurance balances receivable, deferred acquisition costs and assumed and ceded unearned premium and reinsurance balances payable on the pro forma condensed consolidated balance sheet to reflect the gross premiums written due to Validus, net of the related acquisition costs payable by Validus as well as the ceded premiums written due from Validus, net of the related acquisition costs payable to Validus, which would have been recognized at the reinsurance contract inception date by Validus under RenaissanceRe accounting policies. In addition, reserve for claims and claim expenses was also impacted as a result of the adjustment to earned premium. In the pro forma condensed consolidated statement of operations, there is a related decrease in gross and net premiums written, change in unearned premium, net premiums earned, foreign exchange losses, and acquisition expenses, and an increase in net claims and claim expenses incurred.

Note 6. Earnings per Share

Pro forma earnings per common share for the nine months ended September 30, 2023 and year ended December 31, 2022 have been calculated using RenaissanceRe’s historical weighted average common shares outstanding, plus 8,567,541 of RenaissanceRe’s common shares issued as acquisition consideration, as follows: (i) $1.352 billion of net proceeds from the issuance of 7,245,000 common shares issued at a public offering price of $192.00 per share and (ii) $285.2 million from the issuance of 1,322,541 common shares to AIG, which were valued at $215.62 per share as of the closing date of the Validus Acquisition, which represents a 5% discount to the closing price of $226.97 per RenaissanceRe common share on the closing date to reflect restrictions on the transfer of those shares.

The following table sets forth the calculation of pro forma basic and diluted earnings per common share and the calculation of pro forma basic and diluted weighted average common shares outstanding for the nine months ended September 30, 2023 and year ended December 31, 2022:

	Nine months ended September 30, 2023		Year ended December 31, 2022
(in thousands, except per share data)	Basic	Diluted	Basic	Diluted
Pro forma net income (loss) available (attributable) to RenaissanceRe common shareholders	$1,351,702	$1,351,702	$(1,553,818)	$(1,553,818)
Pro forma amounts allocated to RenaissanceRe participating common shareholders (1)	(14,108)	(14,108)	(1,079)	(1,079)

Pro forma net income (loss)	$1,337,594	$1,337,594	$(1,554,897)	$(1,554,897)

Average common shares outstanding
RenaissanceRe historical	46,345	46,451	43,040	43,040
RenaissanceRe common shares issued as acquisition consideration to effect the acquisition of Validus	1,323	1,323	8,568	8,568

Pro forma average common shares outstanding (2)	47,668	47,774	51,608	51,608

Pro forma net income (loss) available (attributable) to RenaissanceRe common shareholders per common share	28.06	28.00	(30.13)	(30.13)

(1)	Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company’s stock compensation plans.
(2)

In periods for which the Company has net loss allocated to RenaissanceRe common shareholders, the denominator used in calculating net loss attributable to RenaissanceRe common shareholders per common share - basic is also used in calculating net loss attributable to RenaissanceRe common shareholders per common share - diluted.